Investor Presentation November 2023

Forward-Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results; estimates of the Company’s addressable markets for its products; the Company’s ability to gain share in existing markets and enter into and compete in new markets; the Company’s ability to successfully develop and commercialize its product pipeline; the Company’s ability to compete effectively; the Company’s ability to manage and grow its business; the Company’s ability to successfully execute its clinical trial roadmap; the Company’s ability to successfully execute its strategic initiatives and objectives; and the Company’s ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.  Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to our business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that we forgo or will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation, SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION™, TEARCARE® , SMARTLIDS™ and DELIVERING THE POWER OF SIGHT ™ are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology. 2

Our Mission Transform treatment of Eye Diseases by treating underlying causes Earlier intervention helps restore the natural functionality of healthy eyes thereby improving long-term outcomes Eyecare Innovation in Glaucoma and Dry Eye

1 Represents Company analysis of third-party estimates. 2 Source: Market Scope 2022 reports. Large + Underserved Markets $6 billion addressable market1 3.4 million US patients diagnosed with Primary Open-Angle Glaucoma2 Leading cause of irreversible blindness $2.5 billion core addressable market1 >11 million US patients diagnosed with Meibomian Gland Disease1,2 Linked to screen time, age (postmenopausal women, men 50+), systemic medication use Glaucoma  Dry Eye Disease 4 Normal Mild Moderate Severe Normal Mild Moderate Severe

1 Based on units of OMNI (and predicates) and SION units shipped as of September 30, 2023. 2 Based on Dry Eye Treatment Lids shipped as of September 30, 2023. Our Technologies: Efficacy + Intuitive Use Surgical Glaucoma Comprehensive treatment of diseased conventional outflow pathway Leading Clinical Trial Results: ROMEO, GEMINI, AAO IRIS® Registry >200K Cases performed1 Dry Eye Comprehensive treatment of diseased meibomian glands Leading Clinical Trial Results: SAHARA, OLYMPIA >45K Cases performed2 5

Increase OMNI® Utilization Maintain and optimize market access Train new OMNI surgeons Gain share in combination cataract segment Continue penetrating standalone MIGS segment Expand international markets TearCare® Access + Acceleration Drive market access Complete phase 2 of SAHARA RCT Expand adoption and usage Strategic Value Creation Initiatives 6

Primary Open-Angle Glaucoma

POAG is similar to a clog in a kitchen sink: when the eye's natural drainage system (known as the ***trabeculocanalicular outflow pathway***) is blocked and aqueous fluid cannot drain, intraocular pressure (IOP) rises which can cause optic nerve damage and irreversible blindness


1
2
3


1
TRABECULAR MESHWORK
2
SCHLEMM'S CANAL
3
DISTAL COLLECTOR CHANNELS

1. **Drain Cover** (trabecular meshwork): allows excess aqueous fluid to enter drainage system
2. **Sink Pipe** (Schlemm's Canal): conducts excess aqueous fluid to exit pathways known as distal collector channels
3. **House Plumbing** *(distal collector channels)*: leads excess aqueous fluid out of the eye into the venous system

The Trabeculocanalicular Outflow Pathway is an important focal point in treating POAG

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OMNI: Minimally Invasive + Efficacious Treatment

- Two sequential, *ab interno* MIGS procedures to help restore natural drainage in the eye
- Up to 360° treatment of all three sources of resistance in trabeculocanalicular outflow pathway



2 Schlemm's Canal
Cannula Tip
Clear Corneal Microincision
Microcatheter
3 Collector Channels

Canaloplasty Using OMNI

expands and dilates 2 Schlemm's Canal
And 3 Collector Channels



Microcatheter
Trabecular Meshwork 1
Cannula Tip
Clear Corneal Microincision

Trabeculotomy Using OMNI

unroofs the 1 Trabecular Meshwork

OMNI comprehensively treats the trabeculocanalicular outflow pathway

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References: GEMINI (Clin Ophthalmol. 2022;16:1225–1234); ROMEO (J Cataract Refract Surg. 2021;47(7):907–915; Ophthalmol Glaucoma. 2021;4(2):173–81); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057–1066). OMNI Clinical Highlights Consistent Efficacy Across Clinical Trials in Standalone and Combination Cataract Efficacy Demonstrated Out to 2 Years 9 Combination Cataract Standalone

OMNI Addresses All Six MIGS POAG Categories
Allows Surgeons to Customize Treatment

$1B
Opportunity[1]


Combination Cataract MIGS
<15%[1] of POAG Eyes

$5B
Opportunity[1]


Standalone MIGS
>85%[1] of POAG Eyes

Mild Disease (40%)[1]	Moderate Disease (40%)[1]	Advanced Disease (20%)[1]
~$0.4B Opportunity[1]	~$0.4B Opportunity[1]	~$0.2B Opportunity[1]
~$2B Opportunity[1]	~$2B Opportunity[1]	~$1B Opportunity[1]

OMNI® SURGICAL SYSTEM

[1] Represents Company analysis of third-party estimates.

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Severely Underserved Standalone MIGS Opportunity

~15% of POAG eyes[1], **>90%** of procedures[2]

Combination Cataract

~85% of POAG eyes[1], **<10%** of procedures[2]

Standalone

Established, growing market

Share-taking driven by efficacy,
fast recovery times & attractive safety profile

Benefits from inherent IOP-lowering effect of cataract surgery

Large, underserved patient population, <10% of MIGS procedures[2]

MIGS procedure is the **SOLE reason for operating room visit**

Standalone adoption requires a procedure with robust safety & efficacy, without the benefit of cataract surgery

[1] Represents Company analysis of third-party estimates. [2] Company estimates based on independent third-party analytics data.

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OMNI® Surgical System is the only MIGS device based on clinical data that can: 12 12 FDA Indication Supports Standalone and Combination Cataract Utilization Use in Standalone or combo cataract procedures Access to 360 degrees of the diseased trabeculocanalicular outflow pathway Comprehensive treatment of all three points of resistance in the diseased trabeculocanalicular outflow pathway Use in adult patients with POAG across the spectrum of disease severity OMNI® Surgical System is the only MIGS device with an FDA Clearance supporting: 12

Standalone Market Development is Underway 1 Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider. OMNI technology meets enhanced efficacy and safety needs ROMEO ROMEO 2-year extension TREY Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision Market development efforts to convert combination cataract MIGS surgeons to standalone MIGS surgeons Commercial team focused on expanding important interventions to POAG patients who do not require cataract surgery Claims data indicate increasing standalone usage of codes associated with OMNI1 13

14 *This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time. Surgical Glaucoma Pipeline Developing Comprehensive Best-in-Class Portfolio  Pipeline Current Products Injection of Sustained Release Pharmaceutical (Rx)* Suprachoroidal Implant (MIGS)* Implantable Canalicular Scaffold (MIGS)* 14

Dry Eye Disease: Large + Underserved

~18M

US patients diagnosed with Dry Eye Disease (DED)[1]



Up to 86%

of DED is associated with poor tear quality due to meibomian gland disease (MGD) [1,2]


OTC
Rx

95%

Current market dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD[1]

!

Existing treatments do not address the underlying causes of MGD
Existing dry eye treatments focus on increasing tear volume
No meaningful reimbursement for MGD procedures

[1] Market Scope 2022 Dry Eye Products Report. [2] Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478.

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Overview: Tears and MGD

Tear Film Anatomy


OIL Layer
WATER Layer
MUCUS Layer

- Tears consist of three layers
- Outermost layer consists of oily substance called meibum
  - Coats and protects inner layers
  - Prevents premature evaporation

Meibomian Glands



- Healthy meibomian glands release liquid meibum with each blink
- In patients with MGD, obstructions form within glands and prevent release of meibum
  - Results in premature tear evaporation and dry eye
- Liquefying obstructed meibum requires precise (40-42° C at the inner eyelid) and consistent (15 minutes) heat[1]

[1] Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234.

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$2.5B Core MGD Opportunity 17.8 million1 11.6 – 15.4 million US MGD patients1,2 6.4 – 8.5 million moderate to severe1,2 $2.5B core opportunity4 1 Market Scope 2022 Dry Eye Products Report. 2 Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. 3 Assuming one treatment per year for patients with moderate MGD and two treatments per year for patients with severe MGD. 4 At current ASP for Dry Eye treatment lids. US patients diagnosed with dry eye disease US MGD prevalence estimated at 65%-86%1,2 of dry eye sufferers 55% of DED patients are moderate to severe1 (most likely to seek treatment + targeted patient population in SAHARA RCT) Core population estimated 1.3 procedures per year3 17

TearCare: Custom-Designed to Treat MGD

The only wearable eyelid technology designed to melt and remove meibomian gland obstructions

TearCare Technology

- Engineered to liquefy meibum obstructions[1]
- Delivers **precise** (40-42° C at the inner eyelid) and **consistent** (15 minutes) heat[1]
- Manual expression clears glands
- Single-use SmartLids conform to variable eyelid anatomy while allowing natural blinking
- Designed for intuitive provider training and comfortable patient experience





[1] Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234.

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SAHARA RCT: Study Successful and Primary Signs Superiority Endpoint Achieved

SIGHT SCIENCES

Superiority+Durability[1]

Device vs. Drug

Large study (n=345)

Randomized

Masked

Endpoints

- Primary Signs Endpoint: TearCare **superior to Restasis**®[2] in tear break-up time
- Primary Symptoms Endpoint: Non-inferior to Restasis in OSDI[3]

Statistically significant

- Improvements in all 10 signs and symptoms from baseline at all measurement periods
  - 1 week, 1 month, 3 months, and 6 months

Presented at American Academy of Optometry Oct 2023 and American Academy of Ophthalmology Nov 2023

Manuscript submitted for publication in leading peer-reviewed journal

[1] Endpoints for SAHARA include superiority over Restasis at six months and additional 18 months of follow-up to assess duration of effectiveness.[2] Restasis® is a trademark of Allergan™ an AbbVie company. [3] Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity.

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TearCare: Targeted + Scalable Growth

- **Controlled launch** since 2019: real-world testing and studying market for DED procedures
- Identified **~9,000 physicians** most likely to adopt MGD treatment procedures
- Plan to use **SAHARA** results and health economics and outcomes research to advocate for **fair market access**
- Targeted plan to scale commercial resources with market access wins
- **Significant opportunity to improve the lives of US MGD patients**
- **Over 45,000 SmartLids™ Sold**[3]



Eyelid Treatment Units Sold¹
5,200
5,000
4,800
4,600
4,400
4,692
5,110
3Q22
3Q23
Dry Eye Active Customers²
350
300
250
200
150
100
50
0
223
318
3Q22
3Q23

[1] Eyelid treatment units sold means the number of TearCare SmartLids sold during the three-month periods ending September 30, 2023 and September 30, 2022.[2] Dry Eye Active customers means number of customers who ordered eyelid treatment units during the three-month periods ending September 30, 2023 and September 30, 2022.[3] As of September, 30, 2023

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Healthy Revenue Growth and Top-Tier Gross Margins $7.5 $23.3 $27.6 $49.0 $71.3 Revenue CAGR FY18 to FY22 +75% Q3’23 Y/Y Revenue +7% SGHT +8% Surgical Glaucoma -1% Dry Eye Q3’23 Gross Margin % 86.6% SGHT 89.1% Surgical Glaucoma 57.4% Dry Eye Annual Revenue & Gross Margin % 21 Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission.

Investment Highlights Two Large, Growing, Underserved Markets Competitive Differentiation Driven by Efficacy Compelling Clinical Data in Support of Market Access Proven Commercial Capabilities Strong Balance Sheet and Cost-Efficient Focus Experienced Management Team 22